Rule 497(d)


                                     FT 275
                          San Diego Growth Trust Series


                   Supplement to the Prospectus dated September 24, 1998

      Notwithstanding anything to the contrary in the Prospectus, all shares of Peregrine Systems Inc. (Ticker: PRGNE) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002